UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 12/14/12

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4470 Cox Road Glen Allen, Virginia 23060

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 527-1970

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2012, Star Scientific, Inc., a Delaware corporation (the “Company”), filed its Eighth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (as amended, the “Certificate of Incorporation”). The Certificate of Incorporation, formally approved by the Company’s stockholders on December 14, 2012, increases the total number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that the Company is authorized to issue from 207,500,000 shares to 213,500,000 shares. The Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2012, the Company held the annual meeting of its stockholders. The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting. On the record date of October 29, 2012 there were 146,284,158 shares of Common Stock outstanding and eligible to vote.

Proposal 1: Election of Directors

Six nominees for the Board of Directors were elected to serve until the next annual meeting of stockholders or until their respective successors are elected and qualify or until their earlier removal or resignation. The tabulation of votes was:

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
Christopher C. Chapman	56,985,903	1,843,928	64,509,562
Neil L. Chayet	55,243,386	3,586,445	64,509,562
Ralph B. Everett	57,123,436	1,706,395	64,509,562
Burton J. Haynes	57,068,978	1,760,853	64,509,562
Paul L. Perito	52,396,333	6,433,498	64,509,562
Jonnie R. Williams	56,779,994	2,049,837	64,509,562

Proposal 2: Approval of an Amendment to Certificate of Incorporation

The Company’s Eighth Amended and Restated Certificate of Incorporation, increasing the number of shares of Common Stock that the Company is authorized to issue from 207,500,000 to 213,500,000, was ratified as set forth below:

2

Votes	For	Against	Abstain
123,339,393	112,954,150	7,242,241	3,143,002

Proposal 3: Approval of an Amendment to the 2008 Incentive Award Plan

The Company’s proposal to approve an amendment to the 2008 Incentive Award Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan from 14,900,000 to 16,900,000, was ratified as set forth below:

Votes	For	Against	Abstain	Broker Non-Votes
123,339,393	53,154,505	5,294,489	380,837	64,509,562

Proposal 4: Ratification of the Appointment of Independent Auditor

The appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent auditor for the fiscal year ending December 31, 2012 was ratified as set forth below:

Votes	For	Against	Abstain
123,339,393	119,401,561	3,057,808	880,024

Proposal 5: Advisory Vote on Executive Compensation

An advisory resolution on the compensation of the Company’s named executive officers was ratified as set forth below:

Votes	For	Against	Abstain	Broker Non-Votes
123,339,393	54,461,976	3,910,426	457,429	64,509,562

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Eighth Amended and Restated Certificate of Incorporation of Star Scientific, Inc., dated December 14, 2012

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: December 18, 2012	By:	/s/ Paul L. Perito
Paul L. Perito
Chairman of the Board, President and Chief Operating Officer

4